Exhibit 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the Quarterly Report on Form 10-Q of Full House Resorts, Inc. for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission (the “Report”), I, Andre M. Hilliou, Chief Executive Officer and Chairman of the Board of Full House Resorts, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Full House Resorts, Inc.

Dated: November 5, 2014	By:	/s/ ANDRE M. HILLIOU
Andre M. Hilliou
Chief Executive Officer and Chairman of the Board